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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 3, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

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                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                    OHIO                                     13-1955943
       (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                    Identification No.)

            37 WEST BROAD STREET                                43215
               COLUMBUS, OHIO                                 (Zip Code)
  (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     Entry into a Material Definitive Agreement

     On December 31, 2004, Lancaster Colony Corporation took action to freeze the Lancaster Colony Corporation Executive Employee Deferred Compensation Plan (the "Plan") effective December 31, 2004. The Plan will remain in existence but no new deferrals will be allowed after December 31, 2004.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits:

           10.1 2004 Amendment to Lancaster Colony Corporation Executive Employee Deferred Compensation Plan, filed herewith.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LANCASTER COLONY CORPORATION
                                                -----------------------------
                                                        (Registrant)



Date:  January 3, 2005                          By:  /s/JOHN L. BOYLAN
     -----------------                             --------------------------
                                                   John L. Boylan
                                                   Treasurer, Vice President,
                                                   Assistant Secretary and
                                                   Chief Financial Officer
                                                   (Principal Financial
                                                   and Accounting Officer)




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION                                          LOCATED AT
-------      -----------                                          ----------

 10.1        2004 Amendment to Lancaster Colony Corporation
             Executive Employee Deferred Compensation Plan....... Filed herewith